Project Areas
• Colombia
 – Block CPO-4 (12.5% non-operated
 working interest)
 • 345,592 gross acres
 • Llanos Basin
 • Operated by SK Energy of South Korea
 – Net Risked Prospective Resource =
 appx 65 MMBO (internal estimate
 based on Corcel Trend only)
• Peru
 – Block Z-46 (40% non-operated
 working interest)
 • 2,803,411 gross acres
 • Trujillo Basin
 • Operated by SK Energy of South Korea
 – Multi-billion barrel potential based on
 reprocessed 2D data
• Peru
 – Block 24 (negotiating up to 15%
 non-operated working
  interest)
 • 276,137 gross acres
 – 80,000 offshore
 – 196,000 onshore
 • Operated by Upland Energy
• Peru
 – TEA Area I, II, III, IV (negotiating up
 to 10% non- operated working
 interest)
 • Comprises 40,000,000 gross acres
 – Onshore, western flank of Andes
 • Operated by Upland Energy
HELD BY DEFINITIVE AGREEMENT
UNDER NEGOTIATION
The undiscovered prospective resources shown in this report represent exploration opportunities and development potential in the event a commercial discovery is made
UNDISCOVERED RESOURCES: Undiscovered resources are defined as those quantities of oil and gas estimated on a given date to be contained in accumulations yet to be discovered
PROSPECTIVE RESOURCES: Prospective resources are defined as those quantities of oil and gas estimated on a given date to be potentially recoverable from undiscovered accumulations.

Trend Characteristics
 • Adjacent to existing fields
 •  Multiple Stacked Reservoirs
 •  Trap Type : Up thrown fault closures on trend with Corcel/Guatiquia development
 •  High Quality Oil (30 - 45 API)
 • Favorable Reservoir Characteristics: 30% Porosity. 2d Permeability
 • 17 structures mapped on 3D seismic (as of 10/15/10) on multiple intervals in Corcel Trend
 • Appx 65 MMBbl GLFE Risked Prospective Resource (Corcel Trend only - see assumptions on page 9)
Excellent Working Environment
 •  ~ 25 Km from pumping station on 26 inch pipeline
 •  Ease of Access Roads
 •  No Indigenous Reservation Area
Drilling Success
  • Petrominerales has had 100% success drilling on 3D seismic on the adjacent block
Interest
 •  12.5% non-operating working interest in the block
 • Drilling expected Q2 2011
CPO-4 Corcel Trend
Summary

Villavicencio
Apiay
Castilla
Corcel

GulfUnited ENERGY

CPO-4 Overview
Location : Onshore, Central Colombia
Basin : Western Llanos Basin
Gross Area : 345,592 acres
Effective Date : December 18, 2008
Participants
 • SK Energy : 50% (Operator)
 • Houston American Energy : 37.5%
 • Gulf United Energy : 12.5%
Exploration Period & Work Obligation
PHASE	PERIOD	WORK OBLIGATION
Phase 1	Jun 18 ‘09 - Jun 17 ‘12 (3 yrs.)	• 1350 km 2-D Seismic Reprocessing (completed) • 530 km2 3-D New Seismic Acquisition (completed) • 2 Exploration Wells (2nd qtr. 2011)
Phase 2	Jun 18 ‘12 - Jun 17 ‘15	• 3 Exploration Wells

Surrounded by Existing Fields

THRUST PLAY
CORCEL PLAY
NEGRITOS PLAY

PETROMINERALES
COLOMBIA
Corcel
Amarillo
Hobo
Arion
Guatin
Cardenal
Zural
Caruto
Mirlo
Chilaco
Guala
G prospect
C-2
Boa-2
E-2
A3-ST
T prospect
Guatiquia
Candelilla-3
Candelilla-2
Candelilla-1
10 km

GulfUnited ENERGY

Cupiagua
1.3 BBIOP
45 API
Apiay
610 MMBOIP
25~33 API
Castilla
2.2 BBOIP
14~16 API
Camoa
5.5 MMBOIP
14 API
Santiago Complex
>150 MMBOIP
24~28 API

Petrominerales Guatiquia -
Candelilla Wells
Guatiquia Block is located directly adjacent to the CPO-4 Block, with the Candelilla- 1
 & 2 wells located approximately 3 kilometers away from the CPO-4 block
• Candelilla-1
 • Spud November 9, 2009
 • Total vertical depth of 11,681 feet (December 16, 2009).
 • Commenced production in late December of 2009 at over 11,500 barrels of oil per day of
 44 degree API oil with less then 1% water cut.
• Candelilla-2
 • Spud December 26, 2009
 • Total vertical depth of 11,740 feet (January 31, 2010).
 • Commenced production February 2010 at 15,800 barrels of oil per day of 43 degree API light oil at less than 1% water cut.
• Candelilla-3
 • Spud February 18, 2010
 • Total measured depth of 12,162 feet (March 15, 2010)
 • Commenced production in mid-March 2010 at 15,600 barrels of oil per day a 43 degree
 API oil.

Corcel Sand Package
11450
11550
11600
11400
11500
11650
11700
11750
11800
11850
MIRADOR
65’ NET SAND
TOTAL CRETACEOUS &
EOCENE INTERVAL

 440 FT. GROSS
INTERVAL
 270 FT. Net Sand

LOWER MIRADOR
85’ NET SAND
UPPER GUADALUPE
65’ NET SAND
LOWER GUADALUPE
35’ NET SAND
UNE
20’ NET SAND

3D area
530 sq km
2010
BLOCK CPO-4

GulfUnited
ENERGY

New 3D Area on CPO-4

• 17 structures mapped from new 3D data indicate
 appx 6,400 acres of cumulative closure
 – Closures range from appx 100 ac. - 700+ ac.
• Assumptions
 – 165 feet net sand (Corcel #1 log shows 270 ft. net
 sand)
 – 500 Bbl/ac. ft. recovery factor (based on high
 permeability and porosity in offset wells)
• Based upon 6400 ac. cumulative closure,
 assumptions yield appx 65 MMBbls risked
 Prospective Resources to GLFE interest
3D Mapping
Results & Assumptions
(as of 10/15/10)

• SK Energy -
 – A subsidiary of SK Group, one of South Korea's top
 five industrial conglomerates.
 • The company has about 40 affiliated companies, with
 operations ranging from energy, telecommunications,
 finance, and construction.
 – SK Energy, is Korea's largest petroleum refiner.
 – Active in 34 Blocks in 19 Countries
 • 5 Exploration Blocks in Colombia (4 operated)
 • 4 Producing Blocks in Peru (including Camisea pipeline &
 LNG
 • 1 Exploration Block (Z-46) in Peru
SK Energy - Operator

• Evidence of active hydrocarbon system
• Relatively shallow water depth in prospective area
• Similar characteristics and potential as Perdido Fold
 Belt in Gulf of Mexico
 – Trend potential ranges between 3 - 15 Billion Barrels
 Recoverable
 • 1st discovery in 2001
 – Tertiary targets similar age as Z-46 (Eocene)
 • Turbidite fan systems
 – Shell, Exxon, Chevron active
• Multi-billion barrel potential based on reprocessed 2D
 data
Block Z-46 (Offshore Peru)

Peru Block Z-46
• Location
 – Offshore Peru (water depth 50m - 1,000m)
 – Basin - Trujillo Basin
 – Area - 2,803,411 acres
• Contract
 – Effective Date: January 2008
 – Participants
 • SK Energy - 60% (operator)
 • Gulf United Energy - 40%
Exploration Period Work Obligation
Phase 1
• Existing 2D Data reprocessed
 – 5684 km completed
• Sea bed Coring
 – MET method (Microbial Exploration Technology) (1st Stage
 Completed)
• New 2D seismic
 – Acquisition
 • 56 lines: 2904 km (Permitted)
 – Processing (Q1 2011)
 – Interpretation (Q2 2011)

Phase 2	• Focused 3D based on 2D interpretation to identify well location • 1st Exploration Well

Z-46
Ulsan
Chungmu
Chungmu West
C2
C1
C
D and D1
A
B
Chungmu South West
0
10
20
30
40
50km

CIFIC OCEAN
CHICLAYO
BLOCK
Z-46
SK energy

Prospects Summary
Tertiary
Paleozoic/Cretaceous
• Multiple tertiary prospects and
 multiple Cretaceous/Paleozoic
 Prospects were identified from
 recently reprocessed 2D data.
• Two Repsol wells (1999) on the
 block had oil shows
• Recently reprocessed 2D data
 indicates sand rich fan deposition
 that was previously undetected

Source: SK Energy

Peru Block 24

ECUADOR
COLOMBIA
BRASIL
AMERICA DEL SUR

PIURA
BLOCK
XXIV

GulfUnited
ENERGY

• GLFE negotiating for up to 15%
 working interest
• Block 24 is comprised of 276,137
 acres
 – approximately 80,000 acres offshore
 – 196,000 acres are on shore.
• Attractive Exploration Target
 – Recent gas and oil discoveries by
 Olympic (onshore, north and south
 of Block 24) and off shore oil
 discoveries in Petrotech’s San Pedro
 Field to the south
Block 24
Oil Fields
>6000 BOPD
(Mercantile & Olympic)
Gas Field (Olympic)
20 MMcfd capacity
Pipeline to Paita
GLFE
Prospective
Areas
Oil Field (Petrotech)
3000 BOPD
Recent Oil Discoveries

50 MMBO
Rec
BLOCK XXIV

PIURA
BLOCK
XXIV

GulfUnited
ENERGY

Peru - Block 24
Offshore Seismic Line
Oil Fields
>6000 BOPD
(Mercantile & Olympic)
Oil Field (Petrotech)
3000 BOPD
Gas Field (Olympic)
20 MMcfd capacity
GLFE
Prospective Areas
Pipeline to Paita
OFFSHORE PLAY
• Operator estimates offshore risked
 Prospective Resource = 50 MMBO
• Going Forward
 – Further evaluate large offshore potential
 • Reprocess and integrate existing 2D
 and 3D seismic data
 • Acquire additional seismic if necessary
 • Drill exploratory well
Recent Oil Discoveries

ECUADOR
COLOMBIA
BRASIL
BOLIVIA
CHILE
AMERICA DEL SUR
Perú petro
MAPA DEL PERU
LOTES DE CONTRATOS DE OPERACIONES PETROLERAS
Y
CUENCAS SEDIMENTARIAS
LEYENDA
Lotes en Contratos
Lotes en Negociación
Lotes en Convenios
Cuencas Sedimentarias
Oleoducto
Gasoducto

Block 24
TEA Area I
TEA Area II
TEA Area III
TEA Area IV
Peru TEA
Areas I, II, III, IV
• GLFE negotiating up to 10%
 interest in the TEA’s
• 40,321,163 total acres
• Perform a Technical
 Evaluation Assessment (TEA)
 within the four areas.

Coal Bearing Basins of Peru

80°
75°
70°
5°
10°
15°
Ecuador
Colombia
Brasil
Bolivia
Chile
Océano Pacífico
TUMBES
PIURA
CHICLAYO
YANACANCHA
CAJAMARCA
ALTO CHICAMA
SANTA
ALTO PATIVILCA
OYON
JATUNHUASI
PARACAS
YURA
CUENCAS CON CARBÓN EN EL PERÚ
Cenozoico
Mesozoico
Paleozoico

GulfUnited ENERGY

• Indicate the presence of
 hydrocarbon systems
• The initial plan is to
 perform satellite imaging,
 aero-magnetic & gravity
 surveys, geological
 sampling & analyses, and
 feasibility studies to high-
 grade certain areas for
 further scrutiny.
TEA Area

Gulf United Energy
Personnel

• John B. Connally III - Chairman and Chief Executive Officer/President
 Independent oil and gas producer. Former Partner in the law firm of Baker & Botts, specializing in corporate finance and mergers and acquisitions for energy and oil field service companies. Founding Director of Nuevo Energy, a Houston based oil and gas exploration and production company listed on the NYSE. Founder, former Director and Chief Executive
 Officer of Pure Energy and Pure Gas Partners, private oil and gas exploration and production entities operating in the state of New Mexico. Partner, Back Nine Energy Partners, engaged in oil and gas exploration in the state of New Mexico. Partner, Pin Oak Energy partnerships, investing in leasing, seismic operations and drilling on the Texas Gulf Coast. Partner,
 Commodore Energy Partners, investing in leasing, seismic and drilling operations on the
 Texas Gulf Coast. Founding Director of Endeavour International Corporation, a public company listed on the New York Stock Exchange AMEX and on the London Stock Exchange,
 engaged in oil and gas exploration and production in the U.K. North Sea and in the domestic
 U.S. market. Chairman of the Compensation Committee and member of the Audit
 Committee of Endeavour.
• Ernest B. Miller IV

 Ernie Miller has 18 years of experience in energy development, operations, and finance with public and private companies based in the US, Canada, and United Kingdom. Mr. Miller was a partner in Rodeo Development Limited, a private company that developed the Logbaba
 Natural Gas & Condensate block in Douala, Cameroon, which the company sold in late 2008.
 Prior to his work in Cameroon, Mr. Miller was Director of Finance with Calpine Corporation
 (NYSE) responsible for project financing for the construction of new combined cycle power plants as well as the acquisition of natural gas reserves. After leaving Calpine, Mr. Miller provided consulting services to BPZ Energy (NYSE) in arranging their IFC financing package, and was a principal in Tiger Midstream Development.

• Jim D. Ford
 Jim Ford has over 30 years’ experience in the energy sector most recently with Rodeo
 Development Ltd, a private company that developed the Logbaba Natural Gas & Condensate block in Douala, Cameroon, and is now a wholly owned subsidiary of Victoria Oil Gas (London AIM). Mr.
 Ford is a director of Rodeo Development Limited. Previously, Mr. Ford was President of Riata
 Resources Corp and is currently a Director. Mr. Ford was President of Intercap Resource
 Management Corp, a publically traded company active in Yemen and Colombia. Mr. Ford was
 Santa Fe Energy’s Senior International Negotiator and President of a number of international subsidiaries including Santa Fe Energy (Colombia) Ltd and Petrolera Santa Fe (Ecuador). Mr. Ford
 was directly involved in South America, Africa, the FSU and Asia including the People’s Republic of
 China where he was responsible for negotiating the first ever production sharing agreement in onshore China.
• James C. Fluker III
 Jim Fluker is a professional geophysicist and geologist with over 30 years of experience in petroleum exploration.  Mr. Fluker has a proven record of accomplishment of finding oil in petroleum exploration in South America, Gulf of Mexico, North Africa, and the Middle East.  Mr.
 Fluker was previously with Exxon specializing in the Gulf Coast region of Texas. He later served as
 Exploration Manager for Tenneco Oil Co. in Ecuador which was purchased by British Gas. Mr.
 Fluker served 11 years with Nippon Oil Exploration working South America. Mr. Fluker has consulted for companies including Teikoku Oil Co., CCC in the Middle East and SK E&P Company in
 Colombia providing his expertise in areas including acquisition and interpretation of seismic data
 for onshore and offshore projects and international and domestic operations.   Prime areas of
 interest in South America for Teikoku Oil and SK E&P were Colombia, Peru and Venezuela.
 Overseas assignments include living and working in Quito, Ecuador and London, UK.  Mr. Fluker speaks, reads and writes Spanish fluently.

This presentation may contain forward-looking statements about the business, financial condition and prospects of the Company. Forward-looking statements, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “goal,” “estimates,” “should,” “plans,” “targets,”
“intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this presentation include, without limitation, the Company’s expectations of the oil initially in place, undiscovered resources, gross prospective barrels of oil equivalent, net prospective barrels of oil equivalent, net risked prospective barrels of oil equivalent, drilling success rates, resource information and other performance results. These statements are made to provide the public with management’s current assessment of the Company’s business, and it should not be assumed that these reserves are proven recoverable as defined by SEC guidelines or that actual drilling results will prove these statements to be correct.
Although the Company believes that the expectations reflected in forward-looking statements are reasonable, there can be no assurances that such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the
Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this presentation. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan.

Cautionary Statement

 October 2010